UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

SNAP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2772 Donald Douglas Loop North Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

(310) 399-3339

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Form 8-K/A is being filed to update information disclosed on the Form 8-K filed by us on January 15, 2019.

On January 26, 2019, the compensation committee and audit committee of our board of directors appointed Lara Sweet, our Chief Accounting Officer, as interim Chief Financial Officer and principal financial officer effective immediately. Ms. Sweet will assume the duties of our Chief Financial Officer and principal financial officer until such time as her successor is appointed, or until her earlier resignation or removal.

Ms. Sweet, 44, has served as our Chief Accounting Officer since October 2017 and previously served as our Controller since June 2016. From November 2014 to June 2016, Ms. Sweet served as Controller and Chief Accounting Officer at AOL, Inc., and previously served there as Vice President, Internal Audit from April 2014 to November 2014, and Vice President, Assistant Controller from August 2011 to April 2014. Ms. Sweet holds a B.S. in Accounting from George Mason University.

Ms. Sweet does not have any family relationship with any of our board of directors or any executive officer. There are no relationships or related transactions between Ms. Sweet and us that would be required to be reported. As of the date of this report, no new compensatory arrangements have been entered into with Ms. Sweet in connection with her appointment as interim Chief Financial Officer. To the extent we enter into new compensation arrangements with Ms. Sweet, we will disclose the material terms of such arrangements in a subsequent filing.

As previously reported, we announced that Tim Stone, our Chief Financial Officer, would be resigning to pursue other opportunities. At the time of that filing, Mr. Stone’s last day had not been determined. On January 26, 2019, we and Mr. Stone decided that his last day at Snap will be February 5, 2019. Mr. Stone will continue to assist us in the effective transition of his duties, including through our scheduled full year 2018 financial results announcement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNAP INC.

Date: January 28, 2019	By:	/s/ Michael O’Sullivan
Michael O’Sullivan
General Counsel and Secretary

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